Fidelity®

Real Estate High Income

Fund

Annual Report

November 30, 2000

(2_fidelity_logos)

REHI-ANN-0101	122497
1.734092.101

Contents

Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on the fund, including charges and expenses, call Jeff Gandel at 617-563-6414 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income	13.58%	83.13%	120.36%
ML High Yield Master	-5.34%	26.24%	48.75%
High Current Yield Funds Average	-9.07%	17.71%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on January 5, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 357 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income	13.58%	12.86%	14.31%
ML High Yield Master	-5.34%	4.77%	6.95%
High Current Yield Funds Average	-9.07%	3.20%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$100,000 Over Life of Fund

$100,000 Over Life of Fund: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund on January 5, 1995, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $220,363 - a 120.36% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $148,752 - a 48.75% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Performance - continued

Total Return Components

	Years ended November 30,
	2000	1999	1998	1997	1996
Dividend returns	11.01%	11.79%	9.74%	15.17%	9.59%
Capital returns	2.57%	-2.71%	-11.09%	11.05%	9.12%
Total returns	13.58%	9.08%	-1.35%	26.22%	18.71%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends

Periods ended November 30, 2000	Past 1 month	Past 6 months	Past 1 year
Dividends per share	7.26¢	47.57¢	96.41¢
Annualized dividend rate	9.27%	9.99%	10.25%
30-day annualized yield	10.75%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $9.53 over the past one month, $9.50 over the past six months and $9.41 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

An interview with Stephen Rosen, Portfolio Manager of Fidelity Real Estate High Income Fund.

Q. How did the fund perform, Steve?

A. Very well. For the 12 months that ended November 30, 2000, the fund had a total return of 13.58%. In comparison, the Merrill Lynch High Yield Master Index, a broad measure of the high-yield bond market, returned -5.34%, while the high current yield funds average tracked by Lipper Inc. returned -9.07% during the same period.

Q. What helped the fund outperform the index and peer group by such a wide margin during the 12-month period?

A. The fund benefited from its emphasis on high-yield commercial mortgage-backed securities (CMBS), which fared much better than the high-yield corporate bonds that make up the index and the majority of the portfolios in the Lipper peer group. During the past 12 months, real estate credit conditions were favorable, as they have been for some time. High-yield CMBS benefited from this benign real estate credit environment, as commercial loan delinquency levels remained low. In contrast, the corporate market suffered from rising defaults, fears of a slowing economy and volatility in the equity markets. In addition, neutral CMBS supply and demand technicals helped performance during the period as steady buy-side demand absorbed a moderate supply pipeline, resulting in stable yield spreads. The fund also benefited from a rally in longer-term Treasuries, which boosted performance of the fund's medium- and long-dated securities.

Q. Did you alter or adjust your investment strategy during the period?

A. Not particularly. I boosted the fund's average credit quality rating, but otherwise stayed the course we pursued in the past by continuing to look for securities offering a total-return advantage over comparably rated high-yield corporate bonds, typically through a combination of greater yield and price appreciation potential. My focus was primarily on seasoned CMBS - a strategy that I feel gives the fund a competitive advantage through our credit analysis and property valuation process - but also included other high-yielding real-estate securities. For CMBS, our security analysis starts at the property level. If we can develop informed opinions about the values of the properties and the loans, we can then make good judgements about the creditworthiness of the bonds. This kind of analysis helped the fund during the past year as it enjoyed the benefit of several "credit wins" - situations where the credit of a security turns out better than the market expected.

Q. What specific holdings were positive contributors?

A. One of the fund's top contributors, BKB Commercial Mortgage Trust Series 97-C1, benefited from a credit-rating upgrade and the receipt of prepayment penalties when the underlying mortgages paid off. Another top performer, Penn Mutual Life Insurance 96-PML, appreciated in price as its credit proved better than originally expected. And LB Multifamily Mortgage 91-4, owned at a discount, continued to receive principal payments at par as the underlying loans paid off.

Q. Which securities disappointed?

A. The fund's holdings in a couple of Franchise Mortgage Acceptance Corp. (FMAC) bonds underperformed as a result of loan defaults. Additionally, other bonds backed by similar kinds of collateral were tainted by the FMAC defaults and suffered price declines despite decent loan performance. Elsewhere, LTC Properties, a health care real estate investment trust, was hurt by changes in Medicare legislation.

Q. What's your outlook?

A. Though I wouldn't be surprised by a rebound in the high-yield corporate index given its extended slump, I'm also cautiously optimistic about the prospects for the fund for two reasons. First, it owns a mix of securities with promising credit whose selection was based on our fundamental research process. This is time-consuming work that involves lots of property inspections, but has resulted in good returns. And second, despite the apparent slowdown in the economy, real estate credit conditions are in better shape than at comparable points of past cycles because the capital markets have acted as a governor on the supply pipeline, keeping space vacancies at comfortable levels and loan delinquency rates very low. Historically, it is overbuilding that has been particularly problematic for real estate credit. Although a slowing economy will impact demand for commercial property, I believe the fund is well-positioned by virtue of its emphasis on seasoned CMBS and my continued reliance on our credit-driven research and analysis to guide my security selection.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income by investing primarily in real estate-related instruments, with an emphasis on lower-quality issues

Start date: January 5, 1995

Size: as of November 30, 2000, more than $205 million

Manager: Stephen Rosen, since January 2000; joined Fidelity in 1995

3

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Corporate Bonds - 14.1%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 3.4%
CONSTRUCTION & REAL ESTATE - 2.6%
Real Estate Investment Trusts - 2.6%
Equity Office Properties Trust 7.25% 11/15/08 (e)	Baa1	$ 1,250,000	$ 1,254,688
Rockefeller Center Properties, Inc. 0% 12/31/00	-	4,865,000	4,135,250
			5,389,938
MEDIA & LEISURE - 0.8%
Lodging & Gaming - 0.8%
Capstar Hotel Co. 4.75% 10/15/04	B1	2,091,000	1,630,980
TOTAL CONVERTIBLE BONDS			7,020,918
Nonconvertible Bonds - 10.7%
CONSTRUCTION & REAL ESTATE - 4.1%
Construction - 0.1%
Lennar Corp. 9.95% 5/1/10	Ba1	180,000	180,000
Real Estate - 3.0%
Crescent Real Estate Equities LP:
7% 9/15/02	Ba3	1,000,000	940,170
7.5% 9/15/07 (f)	Ba3	1,850,000	1,571,131
LNR Property Corp.:
9.375% 3/15/08	B1	2,635,000	2,345,150
10.5% 1/15/09	B1	1,430,000	1,344,200
			6,200,651
Real Estate Investment Trusts - 1.0%
Ocwen Asset Investment Corp. 11.5% 7/1/05	-	2,545,000	2,137,800
TOTAL CONSTRUCTION & REAL ESTATE			8,518,451
HEALTH - 0.3%
Medical Facilities Management - 0.3%
Fountain View, Inc. 11.25% 4/15/08	Caa1	1,780,000	587,400
MEDIA & LEISURE - 6.3%
Broadcasting - 0.5%
Spectrasite Holdings, Inc. 0% 4/15/09 (d)	B3	2,000,000	980,000
Lodging & Gaming - 5.8%
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	B-	4,400,000	4,400,000
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	2,000,000	1,830,000

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ITT Corp.:
6.75% 11/15/05	Ba1	$ 2,080,000	$ 1,955,200
7.375% 11/15/15	Ba1	2,750,000	2,378,750
7.75% 11/15/25	Ba1	1,000,000	867,500
ShoLodge, Inc.:
9.55% 9/1/07	Caa2	85,000	57,800
9.75% 11/1/06	Caa2	570,000	387,600
			11,876,850
TOTAL MEDIA & LEISURE			12,856,850
TOTAL NONCONVERTIBLE BONDS			21,962,701
TOTAL CORPORATE BONDS (Cost $29,694,766)			28,983,619
U.S. Treasury Obligations - 2.6%

U.S. Treasury Notes:
5.75% 11/15/05	Aaa	2,260,000	2,293,900
5.75% 8/15/10	Aaa	3,000,000	3,065,610
TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,290,440)			5,359,510
Asset-Backed Securities - 2.9%

LBFTC I 10% 2/25/30	-	1,725,950	1,631,324
Long Beach Asset Holdings Corp. 8.25% 9/21/12	BB	1,740,819	1,608,082
Morgan Stanley ABS Capital I Trust 13.75% 8/25/30	Ba3	1,283,069	1,283,069
Saxon Asset Securities Trust:
8% 12/25/27 (e)	BB	1,000,000	875,781
8.6% 12/25/27 (e)	B	863,000	706,885
TOTAL ASSET-BACKED SECURITIES (Cost $5,967,789)			6,105,141
Collateralized Mortgage Obligations - 1.0%

Private Sponsor - 0.9%
Credit-Based Asset Servicing and Securitization LLC Series 1997-2:
Class 2B, 7.174% 12/29/25 (c)(e)(f)	Ba3	637,709	310,285
Class 2C, 7.174% 12/29/25 (c)(e)(f)	B3	2,550,000	715,992
DLJ Mortgage Acceptance Corp. Series 1996-TD:
Class C, 6.8799% 9/29/23 (e)(f)	B3	469,745	374,560
Class D, 6.6697% 9/29/23 (e)(f)	-	707,650	155,683
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Private Sponsor - continued
GE Capital Mortgage Services, Inc. Series 1998-7:
Class B4, 6.5% 4/25/13 (e)	-	$ 306,269	$ 222,439
Class B5, 6.5% 4/25/13 (e)	-	159,643	28,736
TOTAL PRIVATE SPONSOR			1,807,695
U.S. Government Agency - 0.1%
Countrywide Funding Corp. Series 1999-A2 Class B4, 6.25% 3/25/14	-	252,934	189,555
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,117,297)			1,997,250
Commercial Mortgage Securities - 61.8%

Artesia Mortgage CMBS, Inc. Series 1998-C1 F, 6.9686% 6/25/30	Ba2	4,513,000	3,420,184
Asset Securitization Corp. Series 1997-D5 Class A8, 10.115% 2/14/41	BBB-	1,978,098	1,945,258
Atherton Franchisee Loan Funding LLP Series 1998-A:
Class E, 8.25% 5/15/20 (e)	BB	1,500,000	1,036,875
Class F, 7.44% 8/15/19 (e)	B	2,000,000	941,875
Bankers Trust REMIC Trust 1998-1 Series 1998-S1A:
Class G, 7.9711% 11/28/02 (e)(f)	Baa3	25,314	24,357
Class H, 7.9711% 11/28/02 (e)(f)	B3	1,398,154	1,312,080
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (e)(f)	-	1,400,000	996,188
BKB Commercial Mortgage Trust Series 1997-C1:
Class F, 7.6761% 4/26/04 (e)(f)	BBB	2,731,000	2,690,995
Class G, 7.8869% 4/27/09 (e)(f)	BB	2,141,500	1,391,975
Class H, 8.0635% 10/25/22 (e)(f)	-	608,641	127,815
Blaylock Mortgage Capital Corp. Series 1997-A:
Class B5, 6.425% 10/15/03 (e)	B-	110,000	81,297
Class B6, 6.425% 10/15/03 (e)	CCC	110,000	63,594
Class B7, 6.425% 10/15/03 (e)	-	147,000	64,726

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CBA Mortgage Corp. Series 1993-C1:
Class G, 6.72% 12/25/03	-	$ 1,852,837	$ 1,557,865
Class H, 6.72% 12/25/03	-	1,852,837	1,402,690
Chase Commercial Mortgage Securities Corp. Series 1998-F 1, 6.56% 3/18/13	Ba2	5,000,000	3,756,250
Commercial Mortgage Acceptance Corp.:
pass through certificates Series 1998-C2 Class F, 5.44% 5/15/13 (e)(f)	BB+	5,000,000	3,272,657
Series 1998-C2 Class G, 9.0669% 7/15/13 (e)(f)	BB	2,500,000	1,557,422
Commercial Mortgage Asset Trust:
pass through certificates Series 1999-C1 Class F, 6.25% 11/17/13 (e)	Ba1	4,000,000	2,768,125
Series 1999-C2 Class G, 6% 11/17/32	Ba1	1,750,000	1,139,688
Countrywide Funding Corp. Series 1998-A7 Class B5, 6.5% 7/25/13 (e)	-	358,782	262,023
CS First Boston Mortgage Securities Corp.:
Series 1995-AEW1 Class G2, 6.7609% 11/25/27 (e)(f)	-	1,968,502	1,206,630
Series 1997-SPICE:
Class E, 7.482% 4/20/38	-	4,149,000	3,975,261
Class G, 7.591% 4/20/38 (e)(f)	-	1,325,643	1,054,300
Series 2000-C1 Class G, 7.325% 4/15/62	BB+	3,100,000	2,556,046
Danmall Finance, Inc. Series 1 Class D, 13.12% 10/21/24	-	1,479,941	1,481,791
DLJ Commercial Mortgage Corp. floater Series 1999-STF1 Class B5, 10.0615% 10/5/01 (f)	B2	7,156,000	6,883,174
DLJ Mortgage Acceptance Corp.:
Series 1994-MF11:
Class B2, 8.1% 6/18/04 (e)	Ba2	1,201,000	1,094,411
Class B3, 8.1% 6/18/04 (e)	B2	1,342,000	1,147,619
Series 1994-MF4 Class C, 8.5% 4/18/01 (e)	-	460,000	427,944
Series 1997-CF1 Class B3, 7.74% 1/15/12	Aaa	1,465,000	937,829
Enterprise Mortgage Acceptance Co. Series 1998-1 Class E, 8.18% 6/15/16 (e)	-	2,110,000	1,333,916
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
First Chicago/Lennar Trust I Series 1997-CHL1:
Class D, 8.0835% 4/13/39 (f)	-	$ 1,978,000	$ 1,697,075
Class E, 8.0835% 4/1/39 (f)	-	4,200,000	3,223,672
FMAC Loan Receivables Trust:
Series 1997-A Class F, 8.1099% 4/15/19 (e)(f)	-	1,382,881	525,495
Series 1998-A Class E, 7.9252% 9/15/20 (e)(f)	BB	1,500,000	232,031
weighted average coupon: Series 1997-B:
Class E, 7.8912% 9/15/19 (e)(f)	-	1,000,000	80,000
Class F, 7.89% 9/15/19 (e)(f)	-	2,172,754	86,910
Series 1997-C Class F, 8.2652% 12/15/19 (e)(f)	-	1,108,149	44,326
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (e)(f)	-	2,700,000	2,053,688
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.:
Series 1996-C1 Class F, 7.86% 10/15/28 (e)	Ba3	2,646,000	2,422,537
Series 1999-C1 Class F, 6.02% 5/15/33	Ba	4,500,000	3,268,828
JP Morgan Commercial Mortgage Finance Corp. Series 1999-C7 Class G, 6% 10/15/35	B	11,000,000	6,233,476
Kidder Peabody Acceptance Corp. I:
Series 1993-M3 Class F, 6.5% 11/25/25 (e)	B2	1,441,155	1,373,150
Series 1994-M1 Class D, 8.1284% 7/25/01 (e)(f)	-	842,000	728,067
LB Multifamily Mortgage Trust Series 1991-4 Class A1, 8.25% 4/25/21 (f)	Caa1	5,527,986	4,422,389
LTC Commercial Mortgage pass through certificates Series 1998-1 Class E, 7.792% 5/28/30 (e)	BB	800,000	628,750
Morgan Stanley Capital I, Inc. Series 1997-RR Class F, 7.7316% 4/30/39	-	4,700,253	2,834,106
Mortgage Capital Funding, Inc.:
Series 1996-MCI Class G, 7.15% 7/15/28 (e)	BB	2,000,000	1,739,375
Series 1998-MC3 Class F, 7.5004% 11/18/31 (e)(f)	Ba1	1,300,000	1,025,781

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30	BB	$ 6,000,000	$ 4,736,250
Nomura Asset Securities Corp.:
Series 1998-D6:
Class A1C, 6.69% 3/17/28	Aaa	6,500,000	6,353,750
Class B1, 6% 3/15/30	BB+	9,500,000	6,520,860
weighted average coupon Series 1994-MD1 Class B2, 9.279% 3/15/18 (e)(f)	-	4,755,000	4,005,345
Nomura Depositor Trust floater Series 1998-ST1A:
Class B2, 10.8698% 1/15/03 (e)(f)	-	3,529,000	3,286,381
Class B2A, 10.87% 2/15/34 (e)(f)	-	5,765,000	5,368,656
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class L, 7.9% 11/15/26 (e)	-	2,500,000	1,366,406
Class M, 7.9% 11/15/26 (e)	-	5,862,000	1,143,090
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	B	3,250,000	2,619,932
Series 1995-C1 Class F, 7.375% 9/25/24 (e)	-	2,000,000	1,656,250
Series 1996-CFL:
Class G, 7.75% 2/25/28 (e)	BB	3,450,000	3,248,930
Class H, 7.75% 2/25/28 (e)	B	2,500,000	1,699,610
Structured Mortgage Trust weighted average coupon Series 1997-2:
Class C, 7.41% 1/30/06 (e)	-	364,297	262,294
Class D, 7.41% 1/30/06 (e)	-	460,166	287,604
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $126,699,807)			127,087,874
Common Stocks - 5.2%
	Shares
CONSTRUCTION & REAL ESTATE - 4.5%
Real Estate - 1.4%
Boardwalk Equities, Inc. (a)	180,600	1,169,978
Boardwalk Equities, Inc. (a)(e)	3,800	24,618
LNR Property Corp.	80,000	1,650,000
		2,844,596
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - 3.1%
AMRESCO Capital Trust, Inc.	139,700	$ 1,405,731
Annaly Mortgage Management, Inc.	75,000	609,375
CBL & Associates Properties, Inc.	40,000	917,500
Clarion Commercial Holdings, Inc. Class A	15,800	111,588
Crescent Real Estate Equities Co.	65,000	1,446,250
Fortress Investment Corp. (e)	25,000	321,875
iStar Financial, Inc.	40,000	790,000
Northstar Capital Investment Corp. (e)	40,000	565,000
Redwood Trust, Inc.	17,151	289,423
		6,456,742
TOTAL CONSTRUCTION & REAL ESTATE		9,301,338
FINANCE - 0.1%
Savings & Loans - 0.1%
Wilshire Financial Services Group, Inc. (a)	209,127	228,733
MEDIA & LEISURE - 0.6%
Lodging & Gaming - 0.6%
Starwood Hotels & Resorts Worldwide, Inc. unit	35,000	1,120,000
TOTAL COMMON STOCKS (Cost $13,870,309)		10,650,071
Preferred Stocks - 5.4%

Convertible Preferred Stocks - 4.5%
CONSTRUCTION & REAL ESTATE - 3.9%
Real Estate Investment Trusts - 3.9%
Equity Office Properties Trust $2.625	33,000	1,439,625
General Growth Properties, Inc. $1.8124 PIERS	55,000	1,216,875
Glenborough Realty Trust, Inc. Class A, $1.9375	103,400	1,680,250
Innkeepers USA Trust Series A, $2.16	146,500	2,563,750
Reckson Associates Realty Corp. $1.9064	50,000	1,075,000
		7,975,500
FINANCE - 0.6%
Credit & Other Finance - 0.6%
Host Marriott Financial Trust $3.375 QUIPS	35,000	1,354,080
TOTAL CONVERTIBLE PREFERRED STOCKS		9,329,580

	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.9%
CONSTRUCTION & REAL ESTATE - 0.9%
Real Estate Investment Trusts - 0.9%
Crown American Realty Trust Series A, $5.50	47,000	$ 1,750,750
TOTAL PREFERRED STOCKS (Cost $11,783,218)		11,080,330
Cash Equivalents - 6.3%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.5%, dated 11/30/00 due 12/1/00 (Cost $12,946,000)	$ 12,948,337	12,946,000
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $208,369,626)	204,209,795
NET OTHER ASSETS - 0.7%	1,496,557
NET ASSETS - 100%	$ 205,706,352
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
QUIPS	-	Quarterly Income Preferred Securities
Legend
(a) Non-income producing
(b) S&P ® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $61,705,507 or 30.0% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	6.2%	AAA, AA, A	6.2%
Baa	0.6%	BBB	5.4%
Ba	13.9%	BB	19.7%
B	12.8%	B	12.9%
Caa	2.7%	CCC	0.5%
Ca, C	0.0%	CC, C	0.0%
		D	2.2%
The percentage not rated by Moody's or S&P amounted to 25.0%. FMR has determined that unrated debt securities that are lower quality account for 25% of the total value of investment in securities.
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $208,403,297. Net unrealized depreciation aggregated $4,193,502, of which $7,394,118 related to appreciated investment securities and $11,587,620 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $2,785,000 of which $1,185,000 and $1,600,000 will expire on November 30, 2007 and 2008, respectively.
A total of 1.56% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (including repurchase agreements of $12,946,000) (cost $208,369,626) - See accompanying schedule		$ 204,209,795
Cash		300
Receivable for investments sold		2,512,553
Receivable for fund shares sold		29,301
Dividends receivable		94,156
Interest receivable		1,908,985
Total assets		208,755,090
Liabilities
Payable for investments purchased	$ 2,867,779
Accrued management fee	121,359
Other payables and accrued expenses	59,600
Total liabilities		3,048,738
Net Assets		$ 205,706,352
Net Assets consist of:
Paid in capital		$ 210,724,973
Undistributed net investment income		1,959,503
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,818,293)
Net unrealized appreciation (depreciation) on investments		(4,159,831)
Net Assets, for 21,441,445 shares outstanding		$ 205,706,352
Net Asset Value, offering price and redemption price per share ($205,706,352 ÷ 21,441,445 shares)		$9.59

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends		$ 1,590,215
Interest		13,574,511
Total income		15,164,726
Expenses
Management fee	$ 1,044,463
Transfer agent fees	33,771
Accounting fees and expenses	73,916
Non-interested trustees' compensation	449
Custodian fees and expenses	7,988
Registration fees	25,871
Audit	37,625
Legal	52,174
Miscellaneous	473
Total expenses before reductions	1,276,730
Expense reductions	(31,951)	1,244,779
Net investment income		13,919,947
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	505,090
Foreign currency transactions	(2,531)	502,559
Change in net unrealized appreciation (depreciation) on investment securities		4,587,028
Net gain (loss)		5,089,587
Net increase (decrease) in net assets resulting from operations		$ 19,009,534

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 13,919,947	$ 9,687,853
Net realized gain (loss)	502,559	(264,963)
Change in net unrealized appreciation (depreciation)	4,587,028	(1,333,320)
Net increase (decrease) in net assets resulting from operations	19,009,534	8,089,570
Distributions to shareholders From net investment income	(14,666,594)	(10,796,658)
From net realized gain	-	(1,176,123)
Total distributions	(14,666,594)	(11,972,781)
Share transactions Net proceeds from sales of shares	80,077,873	25,000,000
Reinvestment of distributions	14,666,594	11,972,781
Net increase (decrease) in net assets resulting from share transactions	94,744,467	36,972,781
Total increase (decrease) in net assets	99,087,407	33,089,570
Net Assets
Beginning of period	106,618,945	73,529,375
End of period (including undistributed net investment income of $1,959,503 and $604,979, respectively)	$ 205,706,352	$ 106,618,945
Other Information Shares
Sold	8,477,680	2,613,030
Issued in reinvestment of distributions	1,557,982	1,261,702
Net increase (decrease)	10,035,662	3,874,732

Financial Highlights

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 9.350	$ 9.760	$ 12.420	$ 11.850	$ 11.040
Income from Investment Operations Net investment income B	.907	.931	1.033	1.124	.950
Net realized and unrealized gain (loss)	.297	(.100)	(1.136)	1.594	.970
Total from investment operations	1.204	.831	(.103)	2.718	1.920
Less Distributions
From net investment income	(.964)	(1.085) D	(1.117)	(1.508)	(.930)
From net realized gain	-	(.156) D	(1.440)	(.640)	(.180)
Total distributions	(.964)	(1.241)	(2.557)	(2.148)	(1.110)
Net asset value, end of period	$ 9.590	$ 9.350	$ 9.760	$ 12.420	$ 11.850
Total Return A	13.58%	9.08%	(1.35)%	26.22%	18.71%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 205,706	$ 106,619	$ 73,529	$ 49,921	$ 57,697
Ratio of expenses to average net assets	.89%	.91%	.91%	1.02%	.91%
Ratio of expenses to average net assets after expense reductions	.86% C	.89% C	.89% C	.99% C	.90% C
Ratio of net investment income to average net assets	9.67%	9.84%	9.65%	9.58%	8.72%
Portfolio turnover rate	53%	16%	53%	80%	53%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

D The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Real Estate High Income Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $156,894,314 and $72,363,469, respectively, of which U.S. government and government agency obligations aggregated $46,707,344 and $41,664,719, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,178 for the period.

5. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $6,171 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $6,111, and $19,669, respectively, under these arrangements.

6. Beneficial Interest.

At the end of the period, FMR Corp., an affiliate of FMR was record owner of approximately 5% of the total outstanding shares of the fund. In addition, four unaffiliated shareholders were each record owner of more than 10% of the total outstanding shares of the fund, totaling 95%.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series IV and the Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series IV) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 19, 2001

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Mark P. Snyderman, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
John H. Costello, Assistant Treasurer

Board of Trustees

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

Advisory Board

J. Michael Cook

Abigail P. Johnson

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

* Independent trustees